EXHIBIT 32.1

906 CERTIFICATION OF CERTIFYING OFFICER

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-Q of Brookfield Resources, Inc. for the Quarter Ended February 28, 2013, I, Matteo Sacco, Chief Executive Officer and Chief Financial Officer of Brookfield Resources Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.   Such Quarterly Report on Form 10-Q for the quarter ended November 30, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q for the quarter ended February 28, 2013, fairly presents, in all material respects, the financial condition and results of operations of Brookfield Resources Inc.

Dated:  April 22, 2013

BROOKFIELD RESOURCES INC.

By: /s/ Matteo Sacco

      Chief Executive Officer

      Chief Financial Officer and

      Chief Accounting Officer

This certification accompanies this report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purpose of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Brookfield Resources Inc. and will be retained and furnished to the Securities and Exchange Commission or its staff upon request.